UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2004

GAMESTOP CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-31228	75-2951347

(Commission File Number)	(IRS Employer Identification No.)

2250 William D. Tate Avenue, Grapevine, TX	76051

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (817) 424-2000

(Former Name or Former Address, if Changed Since Last Report)

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release of GameStop Corp., dated May 18, 2004

     Item 12. Results of Operations and Financial Condition

               On May 18, 2004, GameStop Corp. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended May 1, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

               The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), in the press release attached hereto as Exhibit 99.1 the Company provides financial information that excludes an after-tax charge attributable to a provision for a proposed California labor litigation settlement and related legal costs.

     The Company’s management reviews the Company’s financial performance without regard to such non-recurring charge and believes that such information provides investors a better understanding of the Company’s current operating results and provides a comparable measure to help investors understand the Company’s future operating results. The foregoing non-GAAP financial measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)
By:	/s/ David W. Carlson
	Name:	David W. Carlson
	Title:	Executive Vice President and Chief Financial Officer

Date: May 18, 2004

GAMESTOP CORP.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GameStop Corp., dated May 18, 2004